Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes: ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)	$0.00

(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes: ($0.00003704691 per $1,000 original principal amount of Class II-A-2 Notes)	$8,946,828.38

(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes: ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)	$0.00

(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes: ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)	$0.00

(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes: ($0.00002167855 per $1,000 original principal amount of Class II-A-2 Notes)	$8,285,542.67

(vi)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes: ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)	$0.00

(vii)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes: ($0.00000457630 per $1,000 original principal amount of Class I-A-2 Notes)	$1,105,175.45

(viii)	Amount of interest being paid or distributed in respect of the Class I-B Notes: ($0.00000783295 per $1,000 original principal amount of Class I-B Notes)	$82,245.99

(ix)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes: ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)	$0.00

(x)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes: ($0.00000614421 per $1,000 original principal amount of Class II-A-2 Notes)	$2,348,317.89

(xi)	Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

(1)	Distributed to Class I-A-1 Noteholders: $0.00 ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

(2)	Distributed to Class I-A-2 Noteholders: $0.00 ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

(3)	Distributed to Class I-B Noteholders: $0.00 ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(4)	Distributed to Class II-A-1 Noteholders: $0.00 ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

(5)	Distributed to Class II-A-2 Noteholders: $0.00 ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(6)	Balance on Class I-A-1 Notes: $0.00 ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(7)	Balance on Class I-A-2 Notes: $0.00 ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

(8)	Balance on Class I-B Notes: $0.00 ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(9)	Balance on Class II-A-1 Notes: $0.00 ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

(10)	Balance on Class II-A-2 Notes: $0.00 ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xii)	(X)	Payments made under the Group I Cap Agreement on such date:

		( $0.00 with respect to the Class I-A-1 Notes,

		$0.00 with respect to Class I-A-2 Notes, and

		$0.00 with respect to Class I-B Notes), and

	(Y)	payments made under the Group II Cap Agreement on such date:

		( $0.00 with respect to Class II-A-1 Notes and

		$0.00 with respect to the Class II-A-2 Notes); and

		the total outstanding amount owed to the Cap Provider:

		$0.00 with respect to the Group I Cap Agreement and

		$0.00 with respect to the Group II Cap Agreement.

(xiii)	(X)	Group I Pool Balance at the end of the related Collection Period:	$163,558,643.52	and

	(Y)	Group II Pool Balance at the end of the related Collection Period:	$321,294,902.92

(xiv)	After giving effect to distributions on this Distribution Date:

	(a)	(1) outstanding principal amount of Class I-A-1 Notes:	$0.00

		(2) Pool Factor for the Class I-A-1 Notes:	—

	(b)	(1) outstanding principal amount of Class I-A-2 Notes:	$153,058,643.52

		(2) Pool Factor for the Class I-A-2 Notes:	0.633783200

	(c)	(1) outstanding principal amount of Class I-B Notes:	$10,500,000.00

		(2) Pool Factor for the Class I-B Notes:	1.000000000

	(d)	(1) outstanding principal amount of Class II-A-1 Notes:	$0.00

		(2) Pool Factor for the Class II-A-1 Notes:	—

	(e)	(1) outstanding principal amount of Class II-A-2 Notes:	$321,294,902.92

		(2) Pool Factor for the Class II-A-2 Notes:	0.840646000

(xv)	Note Interest Rate for the Notes:

	(a) In general:

		(1) Three-Month LIBOR for the period from the previous Distribution Date to this Distribution Date was 2.54875%

		(2) the Student Loan Rate was for Group I: 4.59251% and Group II: 4.31071%

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(b)	Note Interest Rate for the Class I-A-1 Notes:	2.61875%	based on	Index-based Rate

(c)	Note Interest Rate for the Class I-A-2 Notes:	2.69875%	based on	Index-based Rate

(d)	Note Interest Rate for the Class I-B Notes:	3.09875%	based on	Index-based Rate

(e)	Note Interest Rate for the Class II-A-1 Notes:	2.69875%	based on	Index-based Rate

(f)	Note Interest Rate for the Class II-A-2 Notes:	2.81875%	based on	Index-based Rate

(xvi)	Amount of Master Servicing Fee for related Collection Period:

	$208,123.12	with respect to the Group I Student Loans and

	$404,652.77	with respect to the Group II Student Loans

	($0.00000212371	per $1,000 original principal amount of Class I-A-1 Notes,

	$0.00000086179	per $1,000 original principal balance of Class I-A-2 Notes

	$0.00001982125	per $1,000 original principal balance of Class I-B Notes,

	$0.00000596833	per $1,000 original principal balance of Class II-A-1 Notes and

	$0.00000105875	per $1,000 original principal balance of Class II-A-2 Notes);

(xvii)	Amount of Administration Fee for related Collection Period:

	$1,012.01	with respect to the Group I Notes and

	$1,987.99	with respect to the Group II Notes

	( $0.00000001033	per $1,000 original principal amount of Class I-A-1 Notes,

	$0.00000000419	per $1,000 original principal balance of Class I-A-2 Notes

	$0.00000009638	per $1,000 original principal balance of Class I-B Notes,

	$0.00000002932	per $1,000 original principal balance of Class II-A-1 Notes and

	$0.00000000520	per $1,000 original principal balance of Class II-A-2 Notes);

(xviii) (a)	Aggregate amount of Realized Losses (if any) for the related Collection Period:

	$1,347.68	with respect to the Group I Student Loans

	$413,370.27	with respect to the Group II Student Loans

(b)	Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:

with respect to the Group I Student Loans

	# of
	Loans	$ Amount

30-60 Days Delinquent	256	$5,671,312

61-90 Days Delinquent	151	$2,442,161

91-120 Days Delinquent	55	$972,262

More than 120 Days Delinquent	180	$3,701,651

Claims in Process	56	$447,491

and with respect to the Group II Student Loans.

	# of
	Loans	$ Amount

30-60 Days Delinquent	587	$6,318,351

61-90 Days Delinquent	260	$2,742,821

91-120 Days Delinquent	129	$1,342,253

More than 120 Days Delinquent	80	$1,025,408

Claims in Process	63	$893,385

KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement
(capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: March 28, 2005

(xix)	Amount of the Insurer Premium paid to the Securities Insurer on such Distribution Date		$103,000.00
(xx)	Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance Policy:		$0.00
(xxi)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Notes Guaranty Insurance Policy		$0.00

(xxii)	(A)	with respect to the Group I Interest Rate Swap:

		the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:	$3,991.00 ;

		the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:	$0.00;

		the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00;

		the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

		and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:	$0.00;	and

	(B)	with respect to the Group II Interest Rate Swap:

		the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:	$1,705.35;

		the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:	$0.00;

		the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:	$0.00;

		the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:	$0.00;

		and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:	$0.00;

(xxiii)	the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;
	the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;
	Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;
	Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00;	and

	Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00.